Exhibit 10.30

Execution Copy

FIRST AMENDMENT
TO AMENDED AND RESTATED SENIOR UNSECURED
INTERIM LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED INTERIM LOAN AGREEMENT (this “Amendment”) is dated as of June 19, 2008 and is entered into by and among FIRST DATA CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., as Administrative Agent (“Administrative Agent”), acting with the consent of the Required Holders holding a majority of the Required Debt and the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain SENIOR UNSECURED INTERIM LOAN AGREEMENT dated as of September 24, 2007 (as amended and restated as of October 24, 2007, the “Interim Loan Agreement”), by and among the Borrower, the Lenders, the Administrative Agent and the other Agents named therein.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Interim Loan Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, subject to certain conditions, the Required Holders holding a majority of the Required Debt are willing to agree to amend certain provisions of the Interim Loan Agreement as provided for herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.                                                  AMENDMENTS TO INTERIM LOAN AGREEMENT

1.1.                            Amendments to Section 1:  Definitions.

A.                                    Section 1.1(a) of the Interim Loan Agreement (Defined Terms) is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” means that certain First Amendment to the Amended and Restated Senior Unsecured Interim Loan Agreement, dated as of June 19, 2008, among the Borrower, the Guarantors, the Administrative Agent and the financial institutions listed on the signature pages thereto.

“First Amendment Effective Date” means June 19, 2008.

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B.                                    Section 1.1(a) of the Interim Loan Agreement (Defined Terms) is hereby amended by deleting the definition of “Applicable ABR Margin” in its entirety and replacing it with the following:

““Applicable ABR Margin” shall mean:

(1)                                  at any date on or after the First Amendment Effective Date and prior to August 18, 2008, with respect to each ABR Loan, (a) 8.490% per annum with respect to Senior Cash Pay Loans and (b) 9.320% per annum with respect to Senior PIK Loans, and

(2)                                  at any date on or after August 18, 2008, with respect to each ABR Loan, (a) 9.875% per annum with respect to Senior Cash Pay Loans and (b) 10.550% per annum with respect to Senior PIK Loans.”.

C.                                    Section 1.1(a) of the Interim Loan Agreement (Defined Terms) is hereby amended by deleting the definition of “Applicable LIBOR Margin” in its entirety and replacing it with the following:

““Applicable LIBOR Margin” shall mean:

(1)                                  at any date on or after the First Amendment Effective Date and prior to August 18, 2008, with respect to each LIBOR Loan, (a) 8.490% per annum with respect to Senior Cash Pay Loans and (b) 9.320% per annum with respect to Senior PIK Loans, and

(2)                                  at any date on or after August 18, 2008, with respect to each LIBOR Loan, (a) 9.875% per annum with respect to Senior Cash Pay Loans and (b) 10.550% per annum with respect to Senior PIK Loans.”

D.                                    Section 1.1(a) of the Interim Loan Agreement (Defined Terms) is hereby amended by deleting the definition of “Senior Cash Pay Fixed Rate” in its entirety and replacing it with the following:

““Senior Cash Pay Fixed Rate” shall mean (i) at any date on or after the First Amendment Effective Date and prior to August 18, 2008, 8.490% per annum and (ii) at any date on or after August 18, 2008, 9.875% per annum”.

E.                                      Section 1.1(a) of the Interim Loan Agreement (Defined Terms) is hereby amended by deleting the definition of “Senior PIK Fixed Rate” in its entirety and replacing it with the following:

““Senior PIK Fixed Rate”  shall mean (i) at any date on or after the First Amendment Effective Date and prior to August 18, 2008, 9.320 % per annum and (ii) at any date on or after August 18, 2008, 10.550% per annum”.

1.2.                            Amendments to Section 2:  Amount and Terms of Credit.

A.                                    Section 2.8 of the Interim Loan Agreement (Interest) is hereby amended by adding the following language:

(a)                                  at the end of clause (a)(i):

“For the avoidance of doubt, it is understood and agreed that (1) prior to the First Amendment Effective Date, each Senior Cash Pay Loan that is an ABR Loan shall bear interest at a rate per annum equal to the Applicable ABR Margin (as defined in this Agreement prior to giving effect to the First Amendment) plus the ABR in effect from time to time, and (2) on and after the First Amendment Effective Date, each Senior Cash Pay Loan that is an ABR Loan shall bear interest at a rate per annum equal to the Applicable ABR Margin (as defined in this Agreement after giving effect to the First Amendment).”

(b)                                 at the end of clause (a)(ii):

“For the avoidance of doubt, it is understood and agreed that (1) prior to the First Amendment Effective Date, each Senior PIK Loan that is an ABR Loan shall bear interest at a rate per annum equal to the Applicable ABR Margin (as defined in this Agreement prior to giving effect to the First Amendment) plus the ABR in effect from time to time, and (2) on and after the First Amendment Effective Date, each Senior PIK Loan that is an ABR Loan shall bear interest at a rate per annum equal to the Applicable ABR Margin (as defined in this Agreement after giving effect to the First Amendment).”

(c)                                  at the end of clause (b)(i):

“For the avoidance of doubt, it is understood and agreed that (1) prior to the First Amendment Effective Date, each Senior Cash Pay Loan that is a LIBOR Loan shall bear interest at a rate per annum equal to the Applicable LIBOR Margin (as defined in this Agreement prior to giving effect to the First Amendment) plus the LIBOR Rate in effect from time to time, and (2) on and after the First Amendment Effective Date, each Senior Cash Pay Loan that is a LIBOR Loan shall bear interest at a rate per annum equal to the Applicable LIBOR Margin (as defined in this Agreement after giving effect to the First Amendment).”

(d)                                 at the end of clause (b)(ii):

“For the avoidance of doubt, it is understood and agreed that (1) prior to the First Amendment Effective Date, each Senior PIK Loan that is a LIBOR Loan shall bear interest at a rate per annum equal to the Applicable LIBOR Margin (as defined in this Agreement prior to giving effect to the

First Amendment) plus the LIBOR Rate in effect from time to time, and (2) on and after the First Amendment Effective Date, each Senior PIK Loan that is a LIBOR Loan shall bear interest at a rate per annum equal to the Applicable LIBOR Margin (as defined in this Agreement after giving effect to the First Amendment).”

B.                                    Section 2.14 (Permanent Refinancing) is hereby amended by:

(a)                                  amending and restating clause (b)(i) in its entirety with the following:

“On September 24, 2008 or the fifteenth (15th) day of each calendar month thereafter (each, an “Exchange Date”), or if such day is not a Business Day, the preceding Business Day, on or after the Interim Loan Conversion Date, at the option of the applicable Lender, (A) the Senior Cash Pay Term Loans may be exchanged in whole or in part for one or more Senior Cash Pay Notes having an aggregate principal amount equal to the unpaid principal amount of such Senior Cash Pay Term Loans and (B) the Senior PIK Term Loans may be exchanged in whole or in part for one or more Senior PIK Notes having an aggregate principal amount equal to the unpaid principal amount of such Senior PIK Term Loans; provided, however, that the Borrower shall not be required to issue Senior Cash Pay Notes or Senior PIK Notes, as the case may be, unless the amount of Term Loans exchanged for Senior Notes is in excess of $1,000,000 in principal amount.”

(b)                                 amending and restating clause (b)(iii) in its entirety with the following:

“As more particularly provided in the Senior Refinancing Indenture, (A) Senior Cash Pay Notes issued pursuant to the Senior Refinancing Indenture shall bear interest at the Senior Cash Pay Fixed Rate, (B) Senior PIK Notes issued pursuant to the Senior Refinancing Indenture shall bear interest at the Senior PIK Fixed Rate, and (C) Senior Notes issued pursuant to the Senior Refinancing Indenture (I) shall mature on September 24, 2015 and (II) shall be redeemable as set forth in the Senior Refinancing Indenture and the applicable form of Senior Notes attached thereto.”

(c)                                  amending and restating clause (b)(iv) in its entirety with the following:

“On the initial Exchange Date following delivery of the initial Exchange Notice, the Senior Notes shall be delivered to the requesting Lender.  With respect to any subsequent Exchange Notices, not later than five Business Days after delivery of such Exchange Notice, the Borrower shall (A) deliver a written notice to the trustee under the Senior Refinancing Indenture, directing such trustee to authenticate and deliver Senior Notes as specified in such Exchange Notice and (B) deliver such Senior Notes to the requesting Lender.”

(d)                                 amending by deleting the last sentence of clause (d) of such section in its entirety and replacing it with the following:

“The Borrower agrees to satisfy the conditions set forth in Section 2.14(c) no later than the first Exchange Date.”

1.3.                            Amendment to Section 5:  Payments

Section 5 of the Interim Loan Agreement (Payments) is hereby amended by adding the following subsection to the end of Section 5.1(a):

“Notwithstanding the preceding paragraph, from the period beginning on the First Amendment Effective Date and through and including the Term Loan Maturity Date the Company shall not have the right to prepay the Loans under this Section 5.1(a) of this Agreement unless such prepayment would comply with the conditions set forth in Sections 3.07(b) through 3.07(g) of the Senior Refinancing Indenture (which Sections (and the related definitions) are incorporated by reference herein as if fully set forth below in the form of such Sections on the First Amendment Effective Date); provided, that no provision in this Section 5.1 shall in any way limit or restrict the ability of (i) the Borrower to prepay the Loans in accordance with Sections 5.1(b) or 5.2 of this Agreement, or (ii) any Lender to convert all or any portion of any Loan on or after the Interim Loan Conversion Date; provided, further, that for purposes of this Section 5.1(a), the following provisions of Section 3.07 of the Senior Refinancing Indenture and the definitions used therein shall be modified as follows:

(a)                                  References to “Holder” or “Holders” shall be replaced with “Lender” or Lenders”;

(b)                                 References to “Issuer” shall be replaced with “Borrower”;

(c)                                  References to “PIK Notes” shall be replaced with “PIK Loans”;

(d)                                 References to “redemption” and “redeemed” shall be replaced with “prepayment” and “prepaid”, as applicable;

(e)                                  References to “Redemption Date” shall be replaced with “Prepayment Date”;

(f)                                    References to “Cash Pay Note” or “Cash Pay Notes” shall be replaced with “Senior Cash Pay Loan” or “Senior Cash Pay Loans”, as applicable;

(g)                                 References to “Senior Note” or “Senior Notes” shall be replaced with “Loan” or “Loans”, as applicable;

(h)                                 References to “Senior PIK Note” or “Senior PIK Notes” shall be replaced with “Senior PIK Loan” or “Senior PIK Loans”, as applicable;

(i)                                     References to the phrase “issued under this Indenture” or “issued under this Indenture after the Initial Issue Date” shall be replaced with the phrase “outstanding under this Agreement”;

(j)                                     References to the phrase “borne by the Senior Interim Loan exchanged for such Senior Note on the Exchange Date” shall be replaced with the phrase “borne by the Senior Interim Loan on the applicable Redemption Date;”

(k)                                  References to the following phrases shall be deleted:

(i)                                     “that are Fixed Rate Notes”,

(ii)                                  “that is a Fixed Rate Note”,

(iii)                               “and any Additional Notes”,

(iv)                              “and the original principal amount of any Additional Notes”,

(v)                                 “, subject to the right of Holders of Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date” or “, subject to the right of Holders of Cash Pay Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date”,

(vi)                              “, subject to the right of Holders of PIK Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date” or “, subject to the right of Holders of PIK Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date”,

(vii)                           “and Additional Interest, if any”, and

(viii)                        “(excluding Additional Interest)”.

In addition to the foregoing conditions, any prepayment made in accordance with this Section 5.1(a) shall also comply with the requirements set forth in subsections (a), (b) and (c) of this Section 5.1(a). Each prepayment made in accordance with this Section 5.1(a) shall be applied to the Loans on a pro rata basis based on the aggregate principal amount of Loans outstanding at such time.”

1.4.                            Amendment to Section 13:  Miscellaneous

A.                                    Section 13.6(b)(i) of the Interim Loan Agreement (Successors and Assigns; Participations and Assignments) is hereby deleted in its entirety and replaced with the following:

“Subject to the conditions set forth in clause (b)(ii) below, any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this

Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with (i) notice to the Administrative Agent and (ii) the prior written consent of the Borrower (such consent not be unreasonably withheld or delayed; it being understood that, without limitation, the Borrower shall have the right to withhold or delay its consent to any assignment if, in order for such assignment to comply with applicable law, the Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority); provided that no consent of the Borrower shall be required for an assignment to (1) a Lender, an Affiliate of a Lender, an Approved Fund, (2) if an Event of Default under Section 11.1(I)(a), (b), (g) or (h) has occurred and is continuing, any other assignee or (3) to a Person not more than 14 days following the Closing Date to the extent the Borrower has previously consented to an allocation of Loans of Commitments in an amount greater than or equal to the amount assigned to a Person in such time period.

Notwithstanding the foregoing, no such assignment shall be made to a natural person.”

B.                                    Section 13.6(b)(ii)(A) of the Interim Loan Agreement (Successors and Assigns; Participations and Assignments) is hereby modified by deleting the words “and the Administrative Agent.”

C.                                    Section 13.6(b)(ii)(E) of the Interim Loan Agreement (Successors and Assigns; Participations and Assignments) is hereby deleted in its entirety.

SECTION II.                                              CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.                                    Execution.  The Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties and (ii) consent and authorization from the Required Holders holding a majority of the Required Debt to execute this Amendment on their behalf.

B.                                    Necessary Consents.  Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

C.                                    Other Documents.  The Administrative Agent and Lenders shall have received such other documents, information or agreements regarding the Loan Parties as Administrative Agent may reasonably request.

SECTION III.                                          REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Interim Loan Agreement in the manner provided herein, each Loan Party represents and warrants to each Lender as follows:

A.                                    Corporate Power and Authority.  Each Loan Party has all requisite corporate or other organizational power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Interim Loan Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.

B.                                    Authorization of Agreements.  The execution, delivery and performance of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate or other organizational action on the part of each Loan Party.

C.                                    No Conflict.  The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the property or assets of any Loan Party pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument to which any Loan Party is a party or by which any of its property or assets is bound, or (iii) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Loan Party or any of the Restricted Subsidiaries, other than, in the cases of clauses (i) and (ii), such contraventions, breaches, defaults, violations, liens, charges or encumbrances that would not reasonably expected to have a Material Adverse Effect.

D.                                    Governmental Consents.  The execution and delivery by each Loan Party of this Amendment and the performance of the Amended Agreement and the other Loan Documents do not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, and (ii) such licenses, approvals, authorizations or consent which if not made could not reasonably be expected to result in a Material Adverse Effect.

E.                                      Binding Obligation.  This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties and each constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION IV.                                         MISCELLANEOUS

A.                                    Reference to and Effect on the Interim Loan Agreement and the Other Loan Documents.

(i)                                     On and after the First Amendment Effective Date, each reference in the Interim Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Interim Loan Agreement, and each reference in the other Loan Documents to the

“Interim Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Interim Loan Agreement shall mean and be a reference to the Interim Loan Agreement as amended by this Amendment.

(ii)                                  Except as specifically amended by this Amendment, the Interim Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)                               The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Interim Loan Agreement or any of the other Loan Documents.

B.                                    Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.                                    Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

D.                                    Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	FIRST DATA CORPORATION

	By:	/s/ Philip M. Wall
		Name:	Philip M. Wall
		Title:	Executive Vice President and Chief
Financial Officer

[Amendment to Senior Unsecured Interim Loan Agreement]

GUARANTORS:	ACHEX, INC.
ATLANTIC BANKCARD PROPERTIES CORPORATION
ATLANTIC STATES BANKCARD ASSOCIATION, INC.
B1 PTI SERVICES, INC.
BANKCARD INVESTIGATIVE GROUP INC.
BUSINESS OFFICE SERVICES, INC.
BUYPASS INCO CORPORATION
CALL INTERACTIVE HOLDINGS LLC
CALLTELESERVICES, INC.
CARDSERVICE DELAWARE, INC.
CARDSERVICE INTERNATIONAL, INC.
CESI HOLDINGS, INC.
CIFS CORPORATION
CIFS LLC
CONCORD COMPUTING CORPORATION
CONCORD CORPORATE SERVICES, INC.
CONCORD EFS FINANCIAL SERVICES, INC.
CONCORD EFS, INC.
CONCORD EMERGING TECHNOLOGIES, INC.
CONCORD EQUIPMENT SALES, INC.
CONCORD FINANCIAL TECHNOLOGIES, INC.
CONCORD NN, LLC
CONCORD ONE, LLC
CONCORD PAYMENT SERVICES, INC.
CONCORD PROCESSING, INC.
CONCORD TRANSACTION SERVICES, LLC
CREDIT PERFORMANCE INC.
CTS HOLDINGS, LLC
CTS, INC.
DDA PAYMENT SERVICES, LLC
DW HOLDINGS, INC.
EFS TRANSPORTATION SERVICES, INC.
EFTLOGIX, INC.
EPSF CORPORATION
FDC INTERNATIONAL INC.
FDFS HOLDINGS, LLC
FGDGS HOLDINGS GENERAL PARTNER II, LLC
FDGS HOLDINGS, LLC
FDGS HOLDINGS, LP
FDMS PARTNER, INC.
FDR INTERACTIVE TECHNOLOGIES CORPORATION
FDR IRELAND LIMITED

[Amendment to Senior Unsecured Interim Loan Agreement]

FDR MISSOURI INC.
FDR SIGNET INC.
FDR SUBSIDIARY CORP.
FIRST DATA FINANCIAL SERVICES, L.L.C.
FIRST DATA AVIATION LLC
FIRST DATA CARD SOLUTIONS, INC.
FIRST DATA COMMERCIAL SERVICES HOLDINGS, INC.
FIRST DATA COMMUNICATIONS CORPORATION
FIRST DATA GOVERNMENT SOLUTIONS, INC.
FIRST DATA GOVERNMENT SOLUTIONS, LLC
FIRST DATA GOVERNMENT SOLUTIONS, LP
FIRST DATA INTEGRATED SERVICES INC.
FIRST DATA LATIN AMERICA INC.
FIRST DATA MERCHANT SERVICES CORPORATION
FIRST DATA MERCHANT SERVICES NORTHEAST, LLC
FIRST DATA MERCHANT SERVICES SOUTHEAST, L.L.C.
FIRST DATA MOBILE HOLDINGS, INC.
FIRST DATA PAYMENT SERVICES, LLC
FIRST DATA PITTSBURGH ALLIANCE PARTNER INC.
FIRST DATA PS ACQUISITION INC.
FIRST DATA REAL ESTATE HOLDINGS L.L.C.
FIRST DATA RESOURCES, LLC
FIRST DATA RETAIL ATM SERVICES L.P.
FIRST DATA SECURE LLC
FIRST DATA SOLUTIONS L.L.C.
FIRST DATA TECHNOLOGIES, INC.
FIRST DATA VOICE SERVICES
FIRST DATA, L.L.C.
FSM SERVICES INC.
FUNDSXPRESS FINANCIAL NETWORK, INC.
FUNDSXPRESS, INC.
FX SECURITIES, INC.
GIBBS MANAGEMENT GROUP, INC.
GIFT CARD SERVICES, INC.
H & F SERVICES, INC.
ICVERIFY INC.
IDLOGIX, INC.
INITIAL MERCHANT SERVICES, LLC

[Amendment to Senior Unsecured Interim Loan Agreement]

INSTANT CASH SERVICES, LLC
INTELLIGENT RESULTS, INC.
IPS INC.
JOT, INC.
LINKPOINT INTERNATIONAL, INC.
LOYALTYCO LLC
MAS INCO CORPORATION
MAS OHIO CORPORATION
NATIONAL PAYMENT SYSTEMS INC.
NEW PAYMENT SERVICES, INC.
NPSF CORPORATION
PAYPOINT ELECTRONIC PAYMENT SYSTEMS, LLC
PAYSYS INTERNATIONAL, INC.
POS HOLDINGS, INC.
QSAT FINANCIAL, LLC
REMITCO LLC
SHARED GLOBAL SYSTEMS, INC.
SIZE TECHNOLOGIES, INC.
SOUTHERN TELECHECK, INC.
STAR NETWORKS, INC.
STAR PROCESSING, INC.
STAR SYSTEMS ASSETS, INC.
STAR SYSTEMS, INC.
STAR SYSTEMS, LLC
STRATEGIC INVESTMENT ALTERNATIVES LLC
SY HOLDINGS, INC.
TASQ CORPORATION
TASQ TECHNOLOGY, INC.
TAXWARE, LLC
TELECHECK ACQUISITION LLC
TELECHECK HOLDINGS, INC.
TELECHECK INTERNATIONAL, INC.
TELECHECK PITTSBURGH/WEST VIRGINIA, INC.
TRANSACTION SOLUTIONS HOLDINGS, INC.
TRANSACTION SOLUTIONS, LLC
UNIFIED MERCHANT SERVICES
UNIFIED PARTNER, INC.
VALUELINK, LLC
VIRTUAL FINANCIAL SERVICES, LLC

[Amendment to Senior Unsecured Interim Loan Agreement]

YCLIP, LLC

By:	/s/ Stanley J. Andersen
	Name:	Stanley J. Andersen
	Title:	Vice President and Assistant Secretary

[Amendment to Senior Unsecured Interim Loan Agreement]

The following entities, each as Guarantor:

FIRST DATA CAPITAL, INC.
FIRST DATA DIGITAL CERTIFICATES INC.
GRATITUDE HOLDINGS LLC
IPS HOLDINGS INC.
SAGEBRUSH HOLDINGS INC.
SAGETOWN HOLDINGS INC.
SAGEVILLE HOLDINGS LLC
SUREPAY REAL ESTATE HOLDINGS, INC.
TECHNOLOGY SOLUTIONS INTERNATIONAL, INC.
UNIBEX, LLC

By:	/s/ Stanley J. Andersen
	Name:	Stanley J. Andersen
	Title:	President

[Amendment to Senior Unsecured Interim Loan Agreement]

FDR LIMITED, as Guarantor

By:	/s/ David G. Yates
	Name:	David G. Yates
	Title:	Chief Executive Officer

[Amendment to Senior Unsecured Interim Loan Agreement]

The following entities, each as Guarantor:

TELECHECK SERVICES, INC.
TELECHECK ACQUISITION-MICHIGAN, LLC

By:	/s/ Stanley J. Andersen
	Name:	Stanley J. Andersen
	Title:	Assistant Secretary

[Amendment to Senior Unsecured Interim Loan Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Caesar W. Wyszomirski
	Name:	Caesar W. Wyszomirski
	Title:	Vice President

[Amendment to Senior Unsecured Interim Loan Agreement]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ Patrick W. Dowling
	Name:	Patrick W. Dowling
	Title:	Director

By:	/s/ David Mayhew
	Name:	David Mayhew
	Title:	Managing Director

[Amendment to Senior Unsecured Interim Loan Agreement]

LEHMAN BROTHERS COMMERCIAL BANK

By:	/s/ Laurie Perper
	Name:	Laurie Perper
	Title:	Senior Vice President

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Laurie Perper
	Name:	Laurie Perper
	Title:	Senior Vice President

[Amendment to Senior Unsecured Interim Loan Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ SoVonna Day-Goins
	Name:	SoVonna Day-Goins
	Title:	Managing Director

By:	/s/ Adam Forchheimer
	Name:	Adam Forchheimer
	Title:	Director

[Amendment to Senior Unsecured Interim Loan Agreement]

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Wissam B. Kairouz
	Name:	Wissam B. Kairouz
	Title:	Vice President

[Amendment to Senior Unsecured Interim Loan Agreement]

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Alexis Maged
	Name:	Alexis Maged
	Title:	Authorized Signatory

[Amendment to Senior Unsecured Interim Loan Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Vincent Clark
	Name:	Vincent Clark
	Title:	Senior Vice President

[Amendment to Senior Unsecured Interim Loan Agreement]